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                                                                    EXHIBIT 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Current Report on Form 8-K of Indus International, Inc. of our report dated April 18, 1997, with respect to the financial statements of TSW International, Inc., included in the Registration Statement (Form S-4) No. 333-33113 of Indus International, Inc.

                                         /s/ ERNST & YOUNG LLP


Atlanta, Georgia
September 8, 1997